Accrued Liabilities and Other and Other Long-Term Liabilities	9 Months Ended
Sep. 30, 2020
Payables and Accruals [Abstract]
Accounts Payable and Accrued Liabilities Disclosure [Text Block]
8. Accrued Liabilities and Other and Other Long-Term Liabilities
Accrued Liabilities and Other

	September 30, 2020	December 31, 2019
	$	$
Accrued liabilities
Voyage and vessel expenses	122,999	121,937
Interest	28,510	29,371
Payroll and related liabilities	42,450	33,494
Distributions payable and other	6,425	6,487
Deferred revenues – current	36,522	36,242
In-process revenue contracts – current	—	5,933
Current portion of derivative liabilities (note 16)	37,702	39,263
Office lease liability – current	2,014	3,627
Loans from equity-accounted investments	29,631	18,647
Asset retirement obligation – current	38,000	—
	344,253	295,001
Other Long-Term Liabilities

	September 30, 2020	December 31, 2019
	$	$
Deferred revenues and gains	24,977	28,612
Guarantee liabilities	11,445	10,113
Asset retirement obligation	11,848	31,068
Pension liabilities	7,964	7,238
In-process revenue contracts	—	11,866
Derivative liabilities (note 16)	82,708	51,914
Unrecognized tax benefits (note 17)	45,008	62,958
Office lease liability – long-term	9,361	10,254
Other	3,257	2,325
	196,568	216,348
Asset Retirement Obligations

In the first quarter of 2020, CNR provided formal notice to Teekay of its intention to cease production in June 2020 and decommission the Banff field shortly thereafter. As such, the Company removed the Petrojarl Banff FPSO and Apollo Spirit FSO from the Banff field in the third quarter of 2020 and expects to remove the subsea equipment in 2021. The Company expects to recycle the FPSO unit, which is currently in lay-up, and the sub-sea equipment following removal from the field. The Company redelivered the FSO unit to its owner in the third quarter of 2020. During the first half of 2020, the asset retirement obligation for the Petrojarl Banff FPSO unit was increased based on changes to cost estimates and the carrying value of the unit was fully written down. As of September 30, 2020, the present value of the Petrojarl Banff FPSO unit's estimated asset retirement obligations relating to the remediation of the subsea infrastructure was $42.9 million, of which $38.0 million is recorded in accrued liabilities and $4.9 million recorded in other long-term liabilities. The Company has also recorded $8.7 million in other non-current assets as at September 30, 2020 for the expected recovery of a portion of these costs from the customer upon the completion of the remediation work.

In March 2020, Teekay Parent entered into a new bareboat charter contract with the existing charterer of the Petrojarl Foinaven FPSO unit, which can be extended up to December 2030. Under the terms of the new contract, Teekay received a cash payment of $67 million in April 2020 and will receive a nominal per day rate over the life of the contract and a lump sum payment at the end of the contract period, which is expected to cover the costs of recycling the FPSO unit in accordance with the EU ship recycling regulations. As of September 30, 2020, the carrying value of the related lease asset was $14.8 million. As of September 30, 2020, the present value of the Petrojarl Foinaven FPSO unit's estimated asset retirement obligation relating to recycling costs was $6.8 million.